AEGON/Transamerica Series Fund, Inc.

Supplement dated March 5, 2004 to Statement of Additional Information dated May 1, 2003,

as previously supplemented

Please retain this supplement for reference.

On page A-30, under Audit Committee, the third column under the heading “Members,” the members should be deleted and replaced by the following names:

Peter R. Brown, Chairman; Russell A. Kimball, Jr., Charles C. Harris; & William W. Short, Jr. and Leo J. Hill